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		       SECURITIES AND EXCHANGE COMMISSION
			    Washington, D. C.   20549


				    FORM 8-K


				 CURRENT REPORT

		       Pursuant to Section 13 or 15(d) of
		       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) April 25, 2003
						 --------------

Commission File Number 0-5544

			    OHIO CASUALTY CORPORATION
	     (Exact name of registrant as specified in its charter)

				       OHIO
	  (State or other jurisdiction of incorporation or organization)

				    31-0783294
		      (I.R.S. Employer Identification No.)

			9450 Seward Road, Fairfield, Ohio
		    (Address of principal executive offices)

				      45014
				   (Zip Code)

				 (513) 603-2400
			 (Registrant's telephone number)


				  Not Applicable
	    (Former name or former address, if changed since last report)







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ITEM 9.  Regulation FD Disclosure
------   ------------------------

The following information is furnished pursuant to Item 9, "Regulation FD Disclosure." On April 25, 2003, Ohio Casualty Corporation issued a press release announcing an expected range of first quarter 2003 earnings. A copy of Ohio Casualty Corporation's press release is attached hereto as
Exhibit 99 and hereby incorporated by reference.



Exhibit Index
-------------

99   Press release, dated:  April 25, 2003, issued by Ohio Casualty
     Corporation.





				   SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


					   OHIO CASUALTY CORPORATION
					   -------------------------
						  (Registrant)




April 25, 2003                             /s/Debra K. Crane
					   ---------------------------------
					   Debra K. Crane, Senior Vice
					     President, General Counsel and
					     Secretary



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